Exhibit 99.1

SEPARATION AND RELEASE AGREEMENT

This Separation and Release Agreement (“The Agreement”) is entered into this 29th day of July, 2015 between THOMAS L. KIRCHNER (“Kirchner”) and ELECTRONIC SYSTEMS TECHNOLOGY, INC., a Washington Corporation (“ELST”).

WHEREAS, Kirchner has been employed by ELST as President and Director since December 1, 1982; and,

WHEREAS, KIRCHNER’s employment will terminate on or about July 31, 2015;

NOW, THEREFORE, in exchange for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1.

Kirchner’s Separation. Kirchner’s employment with ELST terminated on July 31, 2015 (the “Separation Date”). As of the Separation Date, Kirchner shall no longer be an officer, employee of the Company, and Kirchner agrees he shall execute and tender all documents necessary to effect such resignations.

2.

Separation Benefits. Kirchner shall be entitled to receive, beginning on August 1, 2015, his monthly Base Salary of $13,334.53, and continuing until September 30, 2015.

(a)

ELST, at its sole expense, shall continue to provide KIRCHNER and his spouse with all groups medical, dental, disability and life insurance benefits made available by the ELST to its executive Employees until September 30, 2015.

(b)

All options to acquire shares of ELST common stock as set forth in Schedule 1(b) (the “Options”), shall vest and become nonforfeitable and exercisable. A summary of the material terms and conditions of such Options are set forth in Schedule 1(b) attached hereto and incorporated herein by reference. Kirchner currently possesses and otherwise owns Certificate No. 1036, 3973 3975, 3976, 3977, 3978, 3979 and 5762, for 403,488 shares of Common Stock.

(c)

Kirchner will be entitled to receive vested amounts and accrued but unpaid contributions, if any, payable to Kirchner under ELST’s 401(k) plan in accordance with the terms of such plan and applicable law. Except as specifically set forth herein, Kirchner’s participation in all ELST plans, including any and all equity and/or deferred compensation plans, shall remain subject to the terms and conditions of such plans as in effect from time to time.

3.

Consulting Agreement. Officer and Company agree to execute and deliver a Consulting Agreement in form and substance attached as Exhibit “A.”

4.

Indemnification:

(a)

Kirchner agrees to indemnify and hold ELST, its officers, directors, controlling persons, successors, assigns, subsidiaries, agents, Employees, consultants, and affiliates (collectively “ELST”) harmless from and against any and all liabilities, losses, damages, claims, costs and expenses, causes of actions, administrative proceedings, civil or criminal actions, and/or in connection with investigating, preparing, or defending any investigative, administrative, judicial, or regulatory action or proceeding in any jurisdiction, (including reasonable attorney’s fees), arising out of or connected to his actions as President  and Director for a period of up to three calendar years from the Separation Date.

(b)

Kirchner represents and warrants to ELST, there is and was no known disagreement by Kirchner on any matter relating to ELST’s operations, policies or practices.

(c)

Subject to applicable law, ELST will provide indemnification to the Officer to the maximum extent permitted by the Business Corporation Act of Washington, ELST’s Bylaws and Articles of Incorporation, including coverage, if applicable, under any directors and officers insurance policies, with such indemnification determined by the Board or any of its committees in good faith based on principles consistently applied (subject to such limited exceptions as the Board may approve in cases of hardship) and on terms no less favorable than those provided to any other ELST executive officer or director.

5.

Relinquishment of Rights to Securities: Other than the Options and Common Stock as set forth in section 1(b), Kirchner waives and relinquishes any and all claims to any right, title or interest in any securities in ELST and cancels any rights to securities in ELST.  Kirchner represents that as of the date hereof, there are no outstanding subscriptions, options, warrants, contracts, calls, puts, agreements, demands or other commitments or rights of any type to purchase or acquire any securities of ELST nor are there any outstanding securities held by Kirchner which are convertible into or exchangeable for any securities of ELST; and ELST has no obligation of any kind to issue any  securities to Kirchner; nor are there any liens, security interests, encumbrances, pledges, charges, claims, voting trusts, restrictions on transfer, and of any rights or interest therein, direct or contingent, in favor of any other parties.

6.

Status of Property:  Kirchner warrants that all equipment, materials and documents related directly or indirectly to his employment with ELST (including but not limited to credit cards, entry cards, identification badges, keys) have been returned to ELST. Kirchner further warrants that no accounting, financial, and legal material and documents, and no product development data, computer and related peripherals, and intellectual technology materials and documents owned by ELST or provided to or used by Kirchner in connection with his employment at ELST, whether in machine-readable form or otherwise, (whether in digital, paper, electronic, or other format), have been removed or deleted by Kirchner from his personal office or from ELST’s premises or equipment (such as computers, magnetic files, compact discs, or other storage media),  have been retained or given by Kirchner to any other third person or entity, Kirchner has no copies or files (electronic, digital, paper, or otherwise) on his personal, home or any other computer or electronic device, and further warrants that none of the aforementioned have been or will be copied or transmitted electronically or by any other means to any third party unrelated to ELST.

7.

Release of Claims:  Kirchner agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to him by ELST. Kirchner, on his own behalf, and on behalf of his respective heirs, family members, executors, and assigns, hereby fully and forever releases ELST and its officers, directors, attorneys, investors, agents, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns (the “Released Parties”), from any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, direct or indirect, that he may possess arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Agreement including, without limitation:

(a) any and all claims relating to or arising from his employment relationship with the ELST and the termination of that relationship;

(b) any and all claims under the law of any jurisdiction including, but not limited to, wrongful discharge of employment, constructive discharge from employment, termination in violation of public policy, discrimination (including age discrimination), retaliation, failure to accommodate a disability, breach of contract, both express and implied, breach of a covenant of good faith and fair dealing, both express and implied, promissory estoppel, negligent or intentional infliction of emotional distress, negligent or intentional misrepresentation, negligent or intentional interference with contract or prospective economic advantage, unfair business practices, defamation, libel, slander, negligence, personal injury, assault, battery, invasion of privacy, false imprisonment, and conversion;

(c) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, the Worker Adjustment and Retraining Notification Act, as amended (e.g. the “WARN Act”), Section 806 of the Sarbanes-Oxley Act, and the Family and Medical Leave Act, as amended, or any other federal or state laws relating to employment or employment discrimination;

(d) any and all claims for violation of the federal, or any state, constitution;

(e) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

(f) any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds received by Kirchner as a result of this Agreement; and,

(g) any and all claims for attorneys’ fees and costs.

The Parties agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to  (i) any claim or cause of action to enforce any of Kirchner’s rights under this Agreement, (ii) COBRA rights, (iii) unsubmitted or unpaid medical and dental insurance benefits accrued prior to the Separation Date, subject to the terms of the relevant insurance plans, (iv) coverage, if any, under ELST’s insurance policies in effect as of the Separation Date, subject to the terms thereof, or (v) any rights Kirchner may possess as a shareholder of the ELST to own or vote Kirchner’s shares or to receive dividends, if any.  Kirchner understands that the payments or benefits paid or provided to him under this Agreement represent consideration for signing this release and are not salary, wages or benefits to which he was already entitled.  Such payments and benefits will not be considered compensation for purposes of any Employee benefit plan, program, policy or arrangement maintained or hereafter established by the ELST.  Kirchner will not receive the payments and benefits pursuant to this Agreement unless he executes this release within 21 days after it has been provided to him for review and does not revoke this release within seven (7) days after he has executed it.

8.

Pursuit of Claims. Kirchner acknowledges that he has not filed, initiated, or prosecuted (or caused to be filed, initiated, or prosecuted) any lawsuit, complaint, charge, action, compliance review, investigation, or proceeding with respect to any claim this Release purports to waive, and promises never to do so in the future, whether as a named plaintiff, class member, or otherwise. However, the preceding sentence shall not preclude Kirchner from filing or prosecuting a charge with any administrative agency with respect to any such claim as long as he does not seek any damages, remedies, or other relief for himself personally, which Kirchner promises not to do, and any right to which Kirchner hereby waives. If Kirchner is ever awarded or recovers any amount as to a claim he has purported to waive in this Release, Kirchner agrees that the amount of the award or recovery shall be reduced by the amounts he was paid under this Release, increased appropriately for the time value of money, using an interest rate of 10 percent per annum. To the extent such a setoff is not effected, Kirchner promises to pay, or assign to the ELST his right to receive, the amount that should have been set off.

9.

Anti-Disparagement: From the effective date of this Agreement neither Kirchner nor ELST shall publish to any person or entity any disparaging written, oral, or electronic statements about each other, (including control persons or affiliates) through any social media, or other method of communication or transmission

10.

Tax Matters; I.R.C. Section 409A. The amounts and benefits payable hereunder are intended to qualify for an exemption from, or alternatively to comply with, the provisions of Section 409A of the Internal Revenue Code of 1986 (the “Code”), as amended, and this Agreement shall be interpreted and construed consistently with such intent. In the event that the terms of this Agreement would subject Kirchner to taxes or penalties under Section 409A of the Code (“409A Penalties”), ELST and Kirchner shall cooperate to amend the terms hereof to avoid such 409A Penalties, to the extent possible; provided, however, that in no event shall ELST be responsible for any 409A Penalties.

12.

Consultation with Independent Counsel: ELST and Kirchner each hereby represent and acknowledge that each party has obtained independent legal counsel before signing this instrument. Kirchner and ELST shall each be responsible for their own attorney fees and costs.

13.

Binding Nature:  This document represents the entire agreement between the parties and the representations contained herein shall be binding on all parties, their heirs, agents, personal representatives, servants, and successors. This Agreement and the benefits hereunder may not be assigned, in whole or in part, by Kirchner.

14.

Withholding:  ELST may withhold from any payments or benefits under this Agreement, all federal, state and local taxes as ELST is required to withhold pursuant to any law or governmental rule or regulation.  Kirchner shall bear all expense of, and be solely responsible for, all federal, state and local taxes due with respect to any payment received hereunder.

15.

Assignment of Inventions.

(a)

Ownership of Inventions.  Kirchner agrees that all Inventions shall be the exclusive property of ELST to the fullest extent permitted by law. Kirchner agrees that all Inventions that are subject to protection under United States copyright laws shall, to the fullest extent permitted by such laws, constitute “works made for hire,” within the meaning of such laws. ELST shall have, on a worldwide basis, to the fullest extent permitted by law, all right, title and interest in and to all Inventions, now and in the future, under (and during the full initial and any renewal terms of protection provided by applicable copyright, patent, trademark, trade secret and other laws, including but not limited to (i) “moral rights,” including rights of identification of authorship and rights of approval, restriction or limitation of use or subsequent modification; (ii) the right to make, have made, use, publish, distribute and sell derivative works based on Inventions in all languages and in all formats and media of expression now known or hereafter developed; and (iii) the right to license or permit others to exercise any or all of such rights.

(1)

Inventions Defined. The term “Inventions” as used in this Agreement means all inventions, discoveries, designs, improvements, developments, concepts, ideas, techniques, methods, processes, know-how, computer programs, source codes, object codes, and other creative works, and all intermediate works such as designs, diagrams, drawings, documentation, notes, outlines, formulas, flow charts, specifications, product designs and prototypes, performance specifications, software programs and algorithms, hardware configurations, operations and maintenance procedures, systems, circuits, models and the like, whether or not patentable or subject to pending or actual patent protection, and whether or not subject to copyright, which in whole or in part have been or are hereafter created, discovered, conceived or reduced to practice by Kirchner, alone or jointly with one or more other persons, during Kirchner’s employment with ELST.

(b)

Assignment of Inventions.  To the extent the other provisions of this Agreement are not sufficient to vest ELST with all right, title and interest in and to any one or more Inventions, Kirchner agrees to and does hereby irrevocably assign to ELST, to the fullest extent permitted by law and without additional consideration, all right, title and interest in and to all such Inventions under (and during the full initial and any renewal terms of protection provided by) applicable copyright, patent, trademark, trade secret and other laws, on a worldwide basis and in perpetuity, all right, title and interest in any idea (whether or not patentable or protectable by copyright or trademark), invention, technology, conceived or developed in whole or in part, or in which Kirchner may have aided in its development, while associated or affiliated (in any capacity, whether as officer, shareholder, director, agent, employee, partner, member, consultant, or otherwise) with ELST, including, without limitation, any  intellectual property, trade secrets, proprietary information, including but not limited to all  intellectual property, derivatives, designs, improvements, inventions, and discoveries relating to ELST. Non-payment by ELST of any amounts owed to Kirchner shall have no bearing on the effectiveness of this assignment or ELST's ownership rights in any one or more Inventions, and Kirchner's sole and exclusive remedy shall be monetary damages. If an Invention is created jointly by Kirchner with another person not in the employ of ELST, Kirchner agrees to take all steps necessary to procure the irrevocable assignment to ELST of all such right, title and interest held by the other person in the Invention. To the fullest extent permitted by law, Kirchner agrees never to assert against ELST, or in any manner that would adversely affect ELST, any “moral rights” Kirchner may have in any Inventions. Kirchner agrees to do all acts and execute any other documents that from time to time may be reasonably necessary or may be required by ELST to effectuate or perfect the assignment in the preceding paragraph or to otherwise vest ELST with ownership of all copyright, patent, trademark, trade secret and other rights in all Inventions, to the fullest extent permitted by law. Kirchner agrees to assist and cooperate with ELST in obtaining, maintaining and enforcing United States and foreign copyrights, patents, trademarks and other intellectual property rights available under applicable laws, including signing applications therefor and other documents relating thereto, and rendering all assistance and testimony that may be reasonably necessary to protect the rights of ELST.

16.

Non Solicitation. For a period of twelve (12) months following the Separation Date, Kirchner will not, directly or indirectly, and will not assist anyone else to, (a) solicit any person employed by ELST or its affiliates to voluntarily leave the employ of ELST or its affiliates, or any agent of the ELST or any of its affiliates to cease being an agent of any such entity, nor will Kirchner in any manner seek to engage or employ any such ELST employee (whether or not for compensation) as an officer, employee, consultant, agent, adviser or independent contractor for any other person or (b) solicit, encourage or induce any independent contractor providing services to ELST or its affiliates to terminate or diminish in any substantial respect its relationship with ELST or its affiliates.

17.

Notices.  All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given when hand delivered or mailed by registered or certified mail, as follows (provided that notice of change of address shall be deemed given only when received):

If to ELST, to:

Electronic Systems Technology, Inc.

415 N. Quay Street, Building B-1

Kennewick, WA 99336

If to KIRCHNER, to:

Tom KIRCHNER

354 W. Adair Drive

Richland, WA 99352

Or to such other names or addresses as ELST or KIRCHNER, as the case may be, shall designate by notice to each other person entitled to receive notices in the manner specified in this Section.

18.

Dispute Resolution, Venue, and Jurisdiction. The parties agree to resolve all disputes using methods of alternative dispute resolution.

(a)

Mediation.  The Parties shall first engage in mediation with respect to all disputes in good faith, without counsel, and in the presence of a neutral mediator selected by the parties.

(b)

Arbitration. Should efforts to mediate a dispute between the parties be unsuccessful, and the dispute remains to be settled, any claim between the parties, under this Agreement or otherwise, must be determined by arbitration with venue in Benton County, Washington, and commenced with one independent arbitrator selected by the parties; provided, if the parties cannot agree on a single arbitrator, the parties shall each select an independent arbitrator and those arbitrators shall select a third arbitrator, in which case the matter shall be decided by the panel of three arbitrators. The arbitration shall not be conducted as part of the American Arbitration Association: however, the arbitrators shall use the rules and procedures of J.A.M.S/ENDISPUTE in the conduct of the proceedings. All statutes of limitation that would otherwise be applicable will apply to the arbitration proceeding. The costs of the arbitration, including the arbitrator’s fee, and costs for the use of facilities during the hearings shall be borne equally by the parties to the arbitration. Attorneys’ fees may be awarded to the prevailing or most prevailing party at the discretion of the arbitrator. In no event does any arbitrator have the authority to make any award that provides for punitive or exemplary damages. Additionally, the arbitrator shall not have the power to alter, amend, modify or change the terms of this Agreement or to grant any remedy that is either prohibited by the terms of this Agreement or not available in a court of law. The parties agree that this provision and the Arbitrator's authority to grant relief are subject to the Uniform Arbitration Act, R.C.W. 7.04, et seq., and the provisions of this Agreement. The parties agree that the arbitrator shall have no power or authority to make awards or issue orders of any kind except as expressly permitted by this Agreement, and in no event does the arbitrator have the authority to make any award that provides for punitive or exemplary damages. The award may be confirmed and enforced in any court of competent jurisdiction. All post-award proceedings will be governed by the Uniform Arbitration Act, R.C.W. 7.04, et seq. ELST and Kirchner consent to the jurisdiction and venue of such arbitration proceeding.

(c)

It is agreed by the parties hereto that this Agreement, including its interpretation and its performance, and all proceedings hereunder be construed in accordance with the laws of the State of Washington and in any action or other proceeding that may be brought arising out of, in connection with or by reason of this Agreement, the laws of the state of Washington shall be applicable and controlling. Venue for any action herein shall lie in Benton County, State of Washington.

19.

Special Age Discrimination and ADEA Waiver and Release Notice; Voluntary Execution of Agreement. Kirchner acknowledges that the terms of this Agreement fully comply with the Older Workers’ Benefit Protection Act of 1990. Kirchner understands and agrees that he is irrevocably waiving his rights under the Age Discrimination in Employment Act (“ ADEA”) and thus:

(a)

Kirchner has been informed and understands and agrees that he has been given adequate time, up to a period of at least twenty-one (21) calendar days, to consider this Agreement and whether to sign it. Kirchner further understands that he may use as much or all of this 21-day period as he wishes before signing, and represents that he has done so.

(b)

Kirchner has been informed and understands and agrees that he may revoke this Agreement at any time during the seven (7) calendar days after it is signed and returned to ELST, in which case none of the provisions of this Agreement will have any effect. Kirchner acknowledges and agrees that if he wishes to revoke this Agreement, he must do so in writing, and that such revocation must be signed by Kirchner and received by the 27th day of August, 2015, ELST no later than the seventh (7th) day after Kirchner has signed this Agreement. Kirchner acknowledges and agrees that any payments hereunder shall not be made before the expiration of this seven-day revocation period.

(c)

Kirchner agrees that prior to signing this Agreement; he read and understood each and every provision of the document.

(d)

Kirchner understands and agrees that he has been advised in this writing to consult with an attorney of his choice concerning the legal consequences of this Agreement, and Kirchner hereby acknowledges that prior to signing this Agreement he had the opportunity to consult, and did consult, with an attorney of his choosing regarding the effect of each and every provision hereof.

(e)

Kirchner acknowledges and agrees that he knowingly and voluntarily entered into this Agreement with complete understanding of all relevant facts, and that he was neither fraudulently induced nor coerced to enter into this Agreement.

(f)

Kirchner understands that he is not waiving, releasing or otherwise discharging any claims under the ADEA that may arise after the date he signs this Agreement.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Agreement as of the date first above written.

KIRCHNER:

/s/ Thomas L. Kirchner

THOMAS L. KIRCHNER

Date:    August 3, 2015

ELST:

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

/s/ Michael W. Eller

By:____________________________

Title:

Acting President

Date:   August 3, 2015

SCHEDULE 1 (b)

OPTION GRANTS

(a)	(b)	(c)	(d)
Name	Number of Securities Underlying Options Granted (2)	Exercise or base price $/Share	Expiration Date

Tom L. Kirchner Certificate #13-03	25,000	$0.31/share	February 14, 2016
Tom L. Kirchner Certificate # 14-03	25,000	$0.41/share	February 27, 2017